FEM-Q1

Quarterly Report
August 31, 2026
MFS®  Emerging Markets
Equity Fund

Portfolio of Investments
8/31/26 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks – 96.1%
Alcoholic Beverages – 1.1%
China Resources Beer Holdings Co. Ltd.	20,776,500	$51,085,378
Kweichow Moutai Co. Ltd., “A”	293,828	56,822,007
		$107,907,385
Apparel, Footwear, & Accessories – 0.6%
ANTA Sports Products Ltd.	6,581,000	$65,051,279
Auto & Auto Components – 1.0%
Mahindra & Mahindra Ltd.	2,976,132	$102,445,741
Business Services – 1.4%
Infosys Ltd.	7,350,891	$87,775,091
Tata Consultancy Services Ltd.	2,335,930	58,713,947
		$146,489,038
Chemicals – 0.4%
UPL Ltd.	6,820,062	$40,287,135
Conglomerates – 1.0%
Koc Holding A.S.	13,208,431	$58,816,656
LG Corp.	520,125	45,237,756
		$104,054,412
Construction – 0.8%
Anhui Conch Cement Co. Ltd.	14,377,500	$30,971,706
Techtronic Industries Co. Ltd.	2,941,500	50,687,593
		$81,659,299
Consumer Products – 1.1%
Dabur India Ltd.	7,097,827	$28,483,782
Hindustan Unilever Ltd.	4,188,254	86,438,394
		$114,922,176
Consumer Services – 2.0%
MakeMyTrip Ltd. (a)	1,712,140	$99,749,277
Trip.com Group Ltd. (a)	2,456,700	110,524,768
		$210,274,045
Diversified Financial Services – 1.3%
B3 S.A. - Brasil Bolsa Balcao	38,192,600	$119,555,726
SM Investments Corp.	1,373,860	12,247,397
		$131,803,123
Electrical Equipment – 0.7%
WEG S.A.	7,473,700	$72,334,737
Energy - Independent – 3.0%
Bharat Petroleum Corp. Ltd.	20,128,237	$68,243,068
Galp Energia SGPS S.A., “B”	1,840,311	45,744,902
Petronet LNG Ltd.	9,661,763	30,513,635
PT United Tractors Tbk	34,610,700	47,280,776
Reliance Industries Ltd.	8,632,974	115,504,573
		$307,286,954

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Engineering - Construction – 1.6%
Doosan Bobcat, Inc.	1,336,831	$60,604,648
Samsung E&A Co. Ltd.	2,949,624	100,945,304
		$161,549,952
Entertainment & Leisure – 5.3%
NetEase, Inc., ADR	495,777	$60,375,723
Tencent Holdings Ltd.	8,387,000	481,793,611
		$542,169,334
Food & Beverages – 1.1%
Gruma S.A.B. de C.V.	3,693,452	$53,720,528
Orion Corp.	669,580	63,601,783
		$117,322,311
Food & Drug Stores – 0.9%
BIM Birlesik Magazalar A.S.	4,645,641	$39,034,551
Walmart de Mexico S.A.B. de C.V.	20,946,310	58,008,749
		$97,043,300
Global Systemically Important Banks – 1.1%
China Construction Bank Corp.	90,677,490	$109,684,821
Hardware, Peripherals, & Assembly – 17.3%
EPAM Systems, Inc. (a)	583,928	$68,804,236
Hon Hai Precision Industry Co. Ltd.	37,437,000	293,909,128
Largan Precision Co. Ltd.	506,559	122,160,530
Samsung Electronics Co. Ltd.	4,643,113	874,343,842
SK hynix, Inc.	302,335	369,800,373
Xiaomi Corp., “B” (a)	13,486,000	47,216,132
		$1,776,234,241
Insurance – 5.0%
AIA Group Ltd.	13,843,200	$134,662,338
Hyundai Marine & Fire Insurance Co. Ltd. (a)	1,995,307	74,208,042
Ping An Insurance Co. of China Ltd., “H”	18,835,000	135,603,176
Samsung Fire & Marine Insurance Co. Ltd.	357,303	173,612,812
		$518,086,368
Machinery & Tools – 1.5%
Delta Electronics, Inc.	2,608,000	$150,278,205
Medical & Health Technology & Services – 0.6%
Bumrungrad Hospital PCL	4,708,800	$27,193,462
Hangzhou Tigermed Consulting Co. Ltd., “A”	4,993,215	39,225,849
		$66,419,311
Metals & Mining – 2.6%
Gold Fields Ltd., ADR	2,704,294	$125,398,113
Industries Qatar Q.P.S.C.	16,154,427	44,323,737
Vale S.A., ADR	6,246,424	94,258,538
		$263,980,388
Natural Gas - Pipeline – 0.6%
ADNOC Gas PLC	74,947,370	$66,316,980
Non-Global Systemically Important Banks – 12.7%
Al Rajhi Bank	8,112,919	$145,745,588
Axis Bank Ltd.	6,978,053	95,307,310
Bandhan Bank Ltd.	21,683,511	37,247,399

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Non-Global Systemically Important Banks – continued
Bangkok Bank Public Co. Ltd.	12,966,400	$74,881,351
China Merchants Bank Co. Ltd.	19,348,000	125,644,095
Emirates NBD Bank PJSC	3,621,010	29,851,804
HDFC Bank Ltd.	27,511,855	204,934,325
ICICI Bank Ltd.	4,567,574	69,635,598
Kasikornbank PLC	8,294,000	62,029,916
Kotak Mahindra Bank Ltd.	17,851,635	78,450,094
National Bank of Greece S.A.	3,308,143	64,862,611
NU Holdings Ltd. (a)	3,159,506	45,970,812
PT Bank Central Asia Tbk	210,777,200	77,041,059
PT Bank Mandiri Tbk	256,384,500	61,219,669
Saudi National Bank	8,647,654	99,729,244
Saudi Tadawul Group Holding Co.	870,600	30,143,824
		$1,302,694,699
Oil Services – 0.7%
ADNOC Drilling Co. PJSC	43,464,583	$68,635,451
Pharmaceuticals & Biotechnology – 1.0%
Hugel, Inc. (a)	171,327	$31,546,401
WuXi AppTec Co. Ltd., “A”	3,165,500	72,911,760
		$104,458,161
Real Estate – 0.3%
Emaar Properties PJSC	11,332,491	$33,322,235
Retail & E-commerce – 8.1%
Alibaba Group Holding Ltd.	27,835,048	$397,162,718
Coupang, Inc. (a)	4,154,520	66,721,591
Meituan, “B” (a)	9,766,000	97,751,577
Mercadolibre, Inc. (a)	47,166	91,322,809
PDD Holdings, Inc., ADR (a)	2,211,490	185,765,160
		$838,723,855
Semiconductor & Electronic Components – 18.2%
ASE Technology Holding Co. Ltd	10,954,000	$201,662,443
MediaTek, Inc.	1,857,000	228,363,047
Taiwan Semiconductor Manufacturing Co. Ltd.	18,801,084	1,420,016,981
Vanguard International Semiconductor Corp.	5,089,000	24,157,459
		$1,874,199,930
Software – 1.0%
Kingsoft Corp.	17,649,200	$55,894,858
Totvs S.A.	7,066,700	48,347,409
		$104,242,267
Telecom Services – 0.4%
Hellenic Telecommunications Organization S.A.	1,801,817	$41,439,411
Tobacco – 0.2%
ITC Ltd.	5,682,596	$15,277,001
Travel, Gaming, & Lodging – 0.8%
Sands China Ltd.	46,004,000	$82,170,429

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities – 0.7%
China Resources Gas Group Ltd.	15,242,000	$33,109,493
NTPC Ltd.	12,144,674	41,738,586
		$74,848,079
Total Common Stocks		$9,893,612,053
Preferred Stocks – 1.2%
Hardware, Peripherals, & Assembly – 1.2%
Samsung Electronics Co. Ltd.	937,854	$127,801,966
Mutual Funds (h) – 2.3%
Money Market Funds – 2.3%
MFS Institutional Money Market Portfolio, 3.75% (v)	236,376,895	$236,400,533

Other Assets, Less Liabilities – 0.4%		36,194,814
Net Assets – 100.0%		$10,294,009,366

(a)	Non-income producing security.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $236,400,533 and
$10,021,414,019, respectively.

(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the
annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
8/31/26 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial
Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2026 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Taiwan	$323,822,973	$2,116,724,820	$—	$2,440,547,793
China	415,100,499	1,741,493,612	—	2,156,594,111
South Korea	907,292,968	1,081,131,550	—	1,988,424,518
India	508,039,081	752,705,875	—	1,260,744,956
Brazil	380,467,222	—	—	380,467,222
Saudi Arabia	275,618,656	—	—	275,618,656
Hong Kong	134,662,338	132,858,022	—	267,520,360
United Arab Emirates	198,126,470	—	—	198,126,470
Indonesia	185,541,504	—	—	185,541,504
Other Countries	778,605,051	89,223,378	—	867,828,429
Investment Companies	236,400,533	—	—	236,400,533
Total	$4,343,677,295	$5,914,137,257	$—	$10,257,814,552
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 5/31/26	$0
Realized gain (loss)	(117,134,124)
Change in unrealized appreciation or depreciation	162,899,030
Sales	(45,764,906)
Balance as of 8/31/26	$—
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the period ended August 31, 2026:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$108,811,703	$795,607,416	$668,028,916	$(1,678)	$12,008	$236,400,533

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,581,267	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of August 31, 2026, are as follows:
Taiwan	23.6%
China	20.9%
South Korea	19.3%
India	12.2%
United States	4.5%
Brazil	3.7%
Saudi Arabia	2.7%
Hong Kong	2.6%
United Arab Emirates	1.9%
Other Countries	8.6%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.